                    FOURTH AMENDMENT TO RESTATED AND AMENDED
                           REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT is made as of the 29th day of February, 1996, by and between Merrill Corporation, a Minnesota corporation (the "Borrower"), and First Bank National Association, a national banking association (the "Bank").


                                    RECITALS

     The Borrower and the Bank executed and delivered a Restated and Amended Revolving Credit Agreement, dated as of June 20, 1994, which was amended pursuant to an Amendment to Restated and Amended Revolving Credit Agreement, dated as of September 29, 1994, a Second Amendment to Restated and Amended Revolving Credit Agreement, dated as of April 20, 1995, and a Third Amendment to Restated and Amended Revolving Credit Agreement dated as of August 29, 1995 (herein, as amended, the "Loan Agreement"), pursuant to which the Bank committed to extending certain financial accommodations to the Borrower on the terms and subject to the conditions therein contained.

     At the request of the Borrower, the Bank has agreed to further amend the terms and conditions of the Loan Agreement on the terms herein provided.

     NOW, THEREFORE, for One Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Loan Agreement as follows:

     1. AMENDMENT TO LOAN AGREEMENT. The parties hereto hereby agree to amend the Loan Agreement as follows:

     (a) Section 7.06 of the Loan Agreement is hereby amended by deleting the period at the end thereof and substituting therefor the following provision:

          "; provided, however, that the amount, not to exceed $9.5 million, expended or assumed to acquire all of the stock of FMC Resource Management Corp., a Washington corporation, shall not be subject to the foregoing limitation."

     (b) Exhibit C to the Loan Agreement is hereby amended by substituting Attachment I to this Amendment in lieu therefor.

     2. SUBSIDIARY GUARANTIES. To induce the Bank to amend the Loan Agreement as herein provided, the Borrower agrees to deliver by June 20, 1996:

     (a) Guaranties executed by each Subsidiary, in the form of Attachment II to this Fourth Amendment;

     (b) Resolutions from the Board of Directors of each Subsidiary authorizing the execution and delivery of the Guaranty;

     (c) The Articles of Incorporation and Bylaws of each Subsidiary certified as true and correct by the corporate secretary or assistant secretary; and

     (d) An opinion of counsel for each Subsidiary in form and substance satisfactory to the Bank which may be rendered by the Subsidiary's in-house counsel.

To induce the Bank to accept the Guaranties, and to amend the Loan Agreement as herein provided, the Borrower represents and warrants to the Bank that (i) each Subsidiary has or will receive adequate consideration to support the Guaranty,
(ii) none of the Subsidiaries is, or as a result of the Guaranty will be rendered, insolvent, (iii) none of the Subsidiaries will retain unreasonably small capital following the execution of the Guaranty, and (iv) none of the Subsidiaries intends to incur, or believes that it will incur, debts beyond its ability to pay as they matured. The Borrower agrees that if the foregoing documents are not delivered to the Bank by June 20, 1996, the Bank can declare a default or an Event of Default under the Loan Agreement.

     3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby reaffirms that the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof as though made on that date, except for those representations and warranties which specifically refer to an earlier date. The Borrower further represents and warrants that (i) the execution, delivery and performance of the Loan Agreement and this Fourth Amendment by the Borrower have been duly authorized by all necessary corporate action, (ii) the Loan Agreement, as amended hereby, constitutes the legal valid and binding obligation of the Borrower, enforceable in accordance with its respective terms, (iii) there does not now exist an Event of Default (as defined in the Loan Agreement) or any event, which with the giving of notice, or the passage of time, or both, could become an Event of Default, and (iv) all loans evidenced by the Revolving Note are due without offset, counterclaim or defense.

     4. CONDITIONS PRECEDENT. This Fourth Amendment shall not become effective until the Borrower shall deliver the following documents to the Bank:

          (i)  This Fourth Amendment executed on behalf of the Borrower;

          (ii) An opinion of counsel for the Borrower, in form and substance satisfactory to the Bank which may be rendered by the Borrower's in-house counsel.

     5. EXPENSES. The Borrower hereby agrees to reimburse the Bank for its expenses incurred in the preparation of this Fourth Amendment and the other writings executed by the parties in connection herewith, including reasonable attorneys' fees.

     6. MISCELLANEOUS. Except as amended hereby, all of the other terms of the Loan Agreement shall remain the same. This Fourth Amendment shall be governed by the laws


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

of the State of Minnesota and may not be waived, amended or modified except in writing signed by all the parties hereto. The Borrower represents, warrants and agrees that as of the date hereof, the Borrower has no offsets, counterclaims or defenses against its obligations under the Loan Agreement, as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                   Merrill Corporation


                                   By:/s/John Castro
                                      ------------------------------------------
                                       Its: President and CEO



                                   By:/s/Kay Barber
                                      ------------------------------------------
                                       Its: Vice President-Finace, CFO and
                                           Treasurer



                                   First Bank National Association



                                   By:/s/Steven L. Flack
                                      ------------------------------------------
                                       Its: Vice President





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

                                    ATTACHMENT I

                                    EXHIBIT C


Subsidiaries of the Company        Jurisdiction of          Percent Owned
                                   Incorporation

Merrill/New York Company           Minnesota                100%
Merrill/Magnus Publishing
 Corporation                       Minnesota                100%
Merrill/May, Inc.                  Minnesota                100%
Merrill Corporation, Canada
 d/b/a Merrill Atwell Fleming      Ontario                  100%
Merrill Real Estate Company        Minnesota                100%
*FMC Resource Management
 Corporation                       Washington               100%




*    Subject to completion of acquisition

                                  ATTACHMENT II

                                    GUARANTY

                                                          Minneapolis, Minnesota
                                                                  _________ 1996


     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIRST BANK NATIONAL ASSOCIATION, its participants, successors and assigns (the "Bank"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of MERRILL CORPORATION, a Minnesota corporation ("Borrower"), or to engage in any other transactions with Borrower, the undersigned hereby absolutely and unconditionally guarantee(s) to the Bank the full and prompt payment and performance of each and every debt, liability and obligation of every type or description which the Borrower may owe to the Bank, whatever such debt, liability or obligation now exists or is hereafter created or incurred (herein collectively the "Indebtedness").

     The undersigned further acknowledge(s) and agree(s) with the Bank that:

     1. No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing, except full payment and discharge of all Indebtedness, shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

     2. If the undersigned shall be dissolved, or shall be or become insolvent (however defined) then the Bank shall have the right to declare immediately due and payable, and the undersigned will forthwith pay to the Bank, the full amount of all Indebtedness, whether due and payable or unmatured. If the undersigned voluntarily commences or there is commenced involuntarily against the undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

     3. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the undersigned hereunder. The Bank may apply any sums received by or available to the Bank on account of the Indebtedness from Borrower or any other person (except the undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the undersigned hereunder.

     4. The undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the undersigned against any person liable for payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

     5. The undersigned will pay or reimburse the Bank for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

     6. Whether or not any existing relationship between the undersigned and Borrower has been changed or ended and whether or not this guaranty has been revoked, the Bank may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things (which the Bank is expressly authorized to do, omit or suffer from time to time, both before and after revocation of this guaranty, without notice to or approval by the undersigned): (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or indulgence granted to Borrower, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, Borrower or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof of substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff), protect, insure, or enforce any collateral security or perfect any security interest in collateral; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any indebtedness or any evidence thereof; (ix) any order of application of any payments or credits upon Indebtedness; (x) any election by the Bank under
Section 1111(b)(2) of the United States Bankruptcy Code.

     7. The undersigned waive(s) any and all defenses, claims and discharges of Borrower, or any other obligor, pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Borrower or any other person liable in respect of any Indebtedness, or any setoff available against the Bank to Borrower or any such other person, whether or not on account of a related transaction. The undersigned expressly agree(s) that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     8. The undersigned waive(s) presentment, demand for payment, notice of dishonor or nonpayment, and protest of any instrument evidencing Indebtedness. The Bank shall not be required first to resort for payment of the Indebtedness to Borrower or other persons or their properties, or first to enforce, realize upon or exhaust any collateral security for Indebtedness, before enforcing this guaranty.

     9. If any payment applied by the Bank to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     10. The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Bank as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other lability specifically provides to the contrary.

     11. This guaranty shall be enforceable against each person signing this guaranty, even if only one person signs and regardless of any failure of other persons to sign this guaranty. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several in each and every particular and shall be fully binding upon and enforceable against either, any or all the undersigned. This guaranty shall be effective upon delivery to the Bank, without further act, condition or acceptance by the Bank, shall be binding upon the undersigned and the heirs, representatives, successors and assigns of the undersigned and shall inure to the benefit of the Bank and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provisions and application hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Bank. This guaranty shall be governed by the laws of the State of Minnesota. The undersigned waive(s) notice of the Bank's acceptance hereof and waive(s) the right to a trial by jury in any action based on or pertaining to this guaranty.

     IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned the day and year first above written.


Merrill/New York Company


By:_____________________________________
    Its:________________________________


By:_____________________________________
    Its:________________________________



Merrill/May, Inc.



By:_____________________________________
    Its:________________________________


By:_____________________________________
    Its:________________________________


FMC Resource Management Corporation



By:_____________________________________
    Its:________________________________


By:_____________________________________
    Its:________________________________